CORPORATE GUARANTIES

These GUARANTIES("Guaranties") are executed effective as of October 11, 1999 by Elective Investments, Inc., a Pennsylvania Corporation("Guarantors") and Cooperative Images, Inc., a New Jersey Corporation("Guarantors"), and "thatlook.com", a Nevada Corporation,("Guarantors") in favor of Monterey Financial Services, Inc., a California Corporation("Monterey").

1. Monterey and Elective Investments, Inc.("Client") have entered into a Purchase Agreement dated October 11, 1999("Purchase Agreement"). As a material inducement for Monterey to enter into this agreement and the accuracy of all of Client's representations and warranties under the Purchase Agreement, as the same may be amended, modified or supplemented from time to time, as set forth herein below. Terms not otherwise defined in these Guaranties shall have the same meaning as set forth in the Purchase Agreement.
2. For and in consideration of the recitations contained herein and for the consideration set forth in the Purchase Agreement, and to induce Monterey to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which we hereby acknowledged Guarantors hereby unconditionally, irrevocably and absolutely guarantees to and for the benefit of Monterey, or its successors and assigns, the full performance and/or correctness of, each and every representation, warranty, covenant and/or obligation made by or on behalf of the Client pursuant to the Purchase Agreement, as the same may be amended, modified or supplemented form time to time. Said obligations, representation, warranties covenants, and required performance are sometimes collectively referred to herein as the "Obligations." Guarantors hereby acknowledges receipt of a copy of each and every one of the Obligations, including but not limited to a copy of the Purchase Agreement.
3. For purposes of these Guaranties, the term "performance" as used herein shall be defined in its most comprehensive sense and includes any and all obligations and liabilities of the Client arising out of the Purchase Agreement, whether die or not due, absolute or contingent, determined or undetermined and whether the Client maybe liable individually or jointly with others, or whether such performance may be or hereafter become otherwise unenforceable.
4. These Guaranties are, and are intended to be, a guaranty of the Obligations, in addition to any other guaranty, endorsement or collateral held by Monterey therefore, whether or not furnished by Guarantors. Guarantors shall have no right or subrogation with respect to any payments made by Guarantors hereunder until all of the Obligations are performed in full.
5. The Guarantors authorizes Monterey, without notice or demand and without affecting Guarantors's obligations hereunder, from time to time: (i) to review, extend, increase, accelerate or otherwise change the time for performance of the Obligations or any part thereof; (ii) to take from any party and hold collateral for the performance of the Obligations or any part thereof, and to exchange, enforce or release such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of performance of the Obligations or any part thereof and to release or substitute any such endorser or guarantor, or any party who has given any security interest in any collateral as security for the performance of the Obligations, or any part thereof, or any other party in any way obligated to perform the Obligations or any part thereof; and (iv) to direct the order or manner of the disposition of any and all collateral and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Monterey, in its sole discretion, may determine.
6. If Guarantors consist of more than one person or entity, then:
(i) Monterey shall have the right to discharge or release one or more Guarantors from any Obligation hereunder, in whole or in part, without in any way releasing, impairing or affecting its right against the others of the Guarantors;
(ii) The obligations and liabilities of the Guarantors hereunder shall be joint and several;
(iii) A separate action or actions may be brought and prosecuted against any or all Guarantors whether or not any action or actions are brought against the Client or whether or not the Client is joined in any such action or actions; and
(iv) Reference to the Guarantors and/or the undersigned herein shall refer to any one or more, or all, of the Guarantors, as the context so requires or as Monterey may elect.
7. No delay or omission by Monterey in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Monterey hereunder are cumulative.
8. Guarantors represents that the Obligations and the Purchase Agreement as originally delivered, and as the same may be amended, extended, modified or renewed, have been or will by duly executed by the Client and are the valid obligations of the Client in accordance with their terms. No invalidity, illegality or unenforceability of the Obligations shall release, diminish or extinguish the liability of Guarantors hereunder.
9. Guarantors represents that Monterey's books and records containing the Purchase Agreement and accounts between Monterey and the Client shall be admissible in any action or proceedings against the Guarantors and shall be binding upon Guarantors for the purpose of establishing the items therein set forth therein and shall constitute prima facia proof thereof.
10. These Guaranties shall remain in full force and effect as to Guarantors until terminated by written agreement of Monterey. Any such termination shall be applicable only to transactions having their inception after the effective date of such termination and shall not affect Guarantors's guaranty of Obligations arising out of transactions having their inception prior to such date. Any payment or performance by Guarantors shall not reduce any future obligation or liability hereunder.
11. Guarantors hereby waives any defense to the obligations and liabilities of the Guarantors hereunder and any and all rights with respect thereto that the Guarantors may otherwise have under the provisions of the applicable statutes or other governing law as a result of Monterey's election of any remedy which impairs or alters the rights of the Guarantors against the Client or any collateral held by Monterey.
12. The Guarantors waives any and all rights to exoneration from any and all of their liabilities hereunder pursuant to the provisions of the California Civil Code and/or under any other applicable law. Without limiting the generality of the foregoing, the Guarantors hereby expressly waives the benefit of any provisions contained in Sections 2809, 2810, 2819, 2845, 2849 and 2850 of the California Civil Code.
13. Guarantors waives any and all right to require Monterey to: (a) proceed against any or all of the Client; (b) proceed against or exhaust any security held from any or all of the Client; (c) pursue any other remedy that Monterey may have whatsoever. Until the Obligations shall have been performed in full, Guarantors shall have no right of Client, and waives any benefit of and any right to participate in any security now or hereinafter held by Monterey. Guarantors waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of acceptance of the Guaranties, notices of default given to the Client, notices of the existence or creation of new or additional obligations, notices of any or all favorable and unfavorable information, financial or other, about the Client, heretofore, now, or hereafter learned or acquired by Monterey and all other notices to which Guarantors might otherwise be entitled and the right to a jury trial in any action hereunder or arising out of Monterey transactions with Client.
14. Guarantors's obligations and liabilities hereunder shall be separate and distinct from those of the Client. If the Client defaults under any of the Obligations, Monterey, at its option, may proceed directly against Guarantors, without having commenced any action or obtained any judgement or any other guarantor, and without applying any property of the Client (or any other person) held as security for the performance of the Client's obligations under any of the Obligations. The liability of Guarantors hereunder shall not be released, diminished, or extinguished by Monterey's failure or delay in enforcing any of its rights.
15. In addition to all liens upon and rights of set off against the monies, securities or other property of Guarantors given to Monterey by law, Monterey shall have a lien upon and a right of set off against all monies, securities and other property of Guarantors now or hereafter in the possession of or on deposit with Monterey, whether held in a general or special account or deposit, or for safekeeping or otherwise; in every such lien and right of set off may be exercised without demand upon or notice to Guarantors. No lien or set off shall be deemed to have been waived by any act or conduct on the part of Monterey, or by any delay in so doing; and every right of set off or lien is specifically waived.
16. Any indebtedness of the Client now or hereafter held by Guarantors is hereby subordinated to the indebtedness of the Client to Monterey. Guarantors agrees that Monterey is entitled to rely on the powers of the Client or their officers, directors, partners, or agents acting or purporting to act on their behalf to assume and accept the Obligations and Monterey shall have no duty of inquiry into such powers.
17. These Guaranties are absolute and unconditional and shall not be affected by any act or thing whatsoever, except as expressly provided herein. The obligations of Guarantors under these Guaranties shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Client or by any defense which Client may have by reason of the order, decree or decision of any Guaranty shall be effective unless in writing signed by Monterey. Guarantors further agrees to pay all costs and expenses, including, without limitation, attorney's fees, at any time paid or incurred by Monterey in endeavoring to enforce the Obligations of the Client or these Guaranties.
18. These Guaranties and the transactions evidenced hereby shall be construed and interpreted under the laws of California, as applied to contracts between California residents entered into and to be performed wholly within California. Nothing herein shall be construed to constitute the Guarantors as a maker, co-maker or principal debtor. Any married person who is a Guarantors hereunder hereby expressly agrees that recourse may be had against his or her separate property. The death of any Guarantors shall not terminate these Guaranties as to such deceased Guarantors. These Guaranties shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantors and shall inure to the benefit of Monterey's successors and assigns.
19. If any provision of these Guaranties or portion of such provision, or the application thereof to any person or circumstance, shall, to any extent, be held invalid or unenforceable, the remainder of these Guaranties or the remainder of such provision and the application thereof to other persons or circumstances, other than those as to which it is held invalid or the fullest extent permitted by the law. Unless the context otherwise requires, the masculine, feminine and neuter genders and the singular and the plural shall each be deemed to include one another, as appropriate.
20. Monterey may, without notice, assign these Guaranties in whole or in part. Guarantors hereby consents to the personal jurisdiction of any local, state or federal court located within the County of San Diego, State of California and acknowledges and agrees that any proceedings arising from, out of, or in any way related to these Guaranties brought by Guarantors shall be brought in San Diego County, California: provided however, nothing contained herein shall preclude Monterey from commencing any action hereunder in any other court having jurisdiction thereof.

These Guaranties are specifically intended to The Receivables Purchase Agreement dated October 18, 1999 and Article 5(a) of said agreement. These Guaranties do not apply to Article 5(b) of the Receivables Purchase Agreement dated October 18, 1999

IN WITNESS WHEREOF, these Guaranties have been executed by the undersigned at ____________ as of the date first above written.
GUARANTORS
/s/ Gerard A. Powell
ELECTIVE INVESTMENTS, INC. Gerard A. Powell, President
COOPERATIVE IMAGES, INC. Gerard A. Powell, President
"thatlook.com", Gerard A. Powell, President

STATE OF PENNSYLVANIA

COUNTY OF MONROE

On October 14, 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Gerard A. Powell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s)whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the dame in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and offical seal.

Notary Seal
/s/Christina Cooke
Notary Public
Allentown, Lehigh County
My Commission Expires Oct. 2, 2000